INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 9 – INCOME TAXES
The Company recorded income tax expense on the unaudited condensed consolidated statements of income and comprehensive income of $0.9 million and $1.7 million for the three months ended March 31, 2024 and 2023, respectively.
The income tax expense for the three months ended March 31, 2024 was calculated using a discrete approach. This methodology was used because changes in the Company’s results of operations and acquisitions can materially impact the estimated annual effective tax rate. The Company’s effective tax rate for the three months ended March 31, 2024 and 2023 were provisions of 23.1% and 23.2%, respectively. Such rates differed from the Federal Statutory rate of 21.0% primarily due to the state taxes, foreign income taxes on the Company’s international operations, and permanent differences.
The Company records deferred tax assets and liabilities for the future tax benefit or expense that will result from differences between the carrying value of its assets for income tax purposes and for financial reporting purposes, as well as for operating loss and tax credit carryovers. A valuation allowance is recorded to bring the net deferred tax assets to a level that is more likely than not to be realized in the foreseeable future. This level will be estimated based on a number of factors, especially the amount of net deferred tax assets of the Company that are actually expected to be realized, for tax purposes, in the foreseeable future. There was no significant change to the valuation allowance during the three months ended March 31, 2024 and 2023.
The Company is still evaluating the tax impact of the CTG Acquisition, including the impact of the transaction costs. Additionally, the Company continues to evaluate the deferred tax assets and liabilities and corresponding valuation allowance in connection with the CTG Acquisition.

NOTE 11 – INCOME TAXES
For the years ended December 31, 2023, and 2022, income from continuing operations before taxes consisted of amounts related to U.S. operations and income associated with the Company’s foreign operations predominantly in Canada. The geographical breakdown of the Company’s income before provision for income taxes was as follows (in thousands):

	Year Ended December 31,
	2023	2022
Domestic	$17,352	$19,094
International	2,442	5,683

Profits before provision for income taxes	$19,794	$24,777

Income tax expense attributable to income from continuing operations consists of (in thousands):

	Year Ended December 31,
	2023	2022
Current provision for income taxes:
Federal	$162	$702
Foreign	656	1,444
State	785	472

Total current	1,603	2,618
Deferred tax expense (benefit):
Federal	3,826	574
Foreign	34	488
State	(417)	18

Total deferred tax expense:	3,443	1,080

Total provision for income taxes	$5,046	$3,698

Tax rate reconciliation
The following table presents a reconciliation of the federal statutory rate to the Company’s effective tax rate:

	Year Ended December 31,
	2023	2022
U.S. federal tax benefit at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	1.9%	2.1%
Permanent differences	3.6%	2.0%
Foreign rate differential	0.2%	0.5%
Valuation allowance	0.0%	-2.1%
Other	-1.2%	-9.0%

Effective tax rate	25.5%	14.5%

The effective tax rate impact of other category for the year ended December 31, 2023 is primarily made up of prior year true-ups
resulting in a decrease of 1.2% or $239 thousand. The effective tax rate impact of the other category for the year ended December 31, 2022, is primarily made up of tax basis balance sheet adjustments resulting in a decrease of 10.6% or $2.6 million. The offsetting impacts to the tax rate were individually immaterial.
Significant components of deferred taxes
The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2023 and 2022 are presented below (in thousands):

	Year Ended December 31,
	2023	2022
Deferred tax assets
Net operating loss carryforward	$1,544	$3,378
Allowance for doubtful accounts	333	323
Share-based compensation	1,451	941
Bonus accrual	440	599
Inventory	130	53
Intangible assets	1,129	1,152
Other	—	140

Gross deferred tax assets	5,028	6,587
Valuation allowance	—	—

Net deferred tax assets	5,028	6,587
Deferred tax liabilities
Depreciation on property, plant, and equipment	(11,391)	(8,958)
Withholding tax on unremitted earnings	(264)	(72)
Other	—	(742)

Deferred tax liabilities	(11,655)	(9,772)

Net deferred liabilities	$(6,627)	$(3,185)

At December 31, 2023 and 2022, the Company had federal net operating loss carryforward of approximately $4.1 million and $15.1 million, respectively, which may be carried forward indefinitely and state and local net operating loss carryforward of approximately $8.8 million and $9.8 million, respectively, which expire at various dates.

The utilization of the Company’s net operating losses may be subject to a limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and similar state and foreign provisions. Such limitations may result in the expiration of the net operating loss carryforwards before their utilization.
The Company is subject to income taxes in the U.S. federal jurisdiction, various state jurisdictions as well as Canada. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years remain open for examination by all tax authorities since inception and carryover attributes remain open to adjustment by the U.S. and state authorities.